                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 March 13, 2002
                        (Date of earliest event reported)

                             GREY GLOBAL GROUP INC.

             (Exact name of Registrant as specified in its charter)



    Delaware              0-7898                     3-0802340
   (State of        (Commission File No.)        (IRS Employer
Incorporation)                                  Identification No.)



                   777 Third Avenue, New York, New York 10017
          (Address of principal executive offices, including zip code)

                                 (212) 546-2000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

On March 13, 2002, Grey Global Group Inc. announced its results for the year ended December 31, 2001. A copy of the release, revised to correct typographical misstatements of certain of the earnings per share data, is filed as Exhibit
99.1 hereto and is incorporated herein by reference.

The basic and diluted earnings per common share before the non-cash charge for the year ended December 31, 2001 were $6.32 and $5.81, respectively, rather than $5.93 and $5.46, respectively, as previously reported. Similarly, basic and diluted earnings per common share before the non-cash charge for the three months then ended were $2.82 and $2.58, respectively, rather than $2.43 and $2.22, respectively, as previously reported. The numbers for the earnings per share after the non-cash charge were correct as previously reported.

ITEM 7. EXHIBITS.

                     EXHIBIT NUMBER DESCRIPTION OF EXHIBITS

99.1 Press Release of Grey Global Group Inc. dated March 13, 2002

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        GREY GLOBAL GROUP INC.
                                        By: /s/ Steven G. Felsher, Vice Chairman